                                                                   Exhibit 10-10


                          SECOND AMENDMENT TO WARRANTS
                          ----------------------------



     This Second Amendment to Warrants (this "Amendment") is made as of the 31st day of January, 1995, between Nutraceutical International Corporation (f/k/a Nutraceutical Corporation), a Delaware corporation (the "Company"), and Heller Financial, Inc., a Delaware corporation ("Heller").

                             W I T N E S S E T H :

     WHEREAS, the Company has previously issued to Heller that certain Warrant To Purchase Non-Voting Common Stock of the Company dated as of October 28, 1993, as amended by First Amendment thereto dated October 31, 1994 (the "Common Stock Warrant") and that certain Warrant To Purchase Class A Non-Voting Common Stock of the Company dated as of October 28, 1993, as amended by First Amendment thereto dated October 31, 1994 (the "Class A Warrant") (collectively, the Common Stock Warrant and the Class A Warrant are referred to as the "Warrants"); and

     WHEREAS, the Company and Heller desire to amend the Warrants in certain respects, as set forth more fully herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     1. Definitions. Terms capitalized herein and not otherwise defined herein are used with the meanings ascribed to such terms in the Class A Warrant.

     2. Class A Warrant Amended. The Class A Warrant is hereby amended as follows:

          (a) The second paragraph of the legend is amended and restated in its entirety as follows:

     THIS WARRANT IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 31, 1995, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS

     AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

          (b) The definition of "Excluded Management Shares" included in Article I is hereby amended and restated in its entirety as follows:

     "Excluded Management Shares" means, collectively, (i) shares of Class P Stock and shares of Other Common Stock purchased by, or (ii) shares of Class P Stock and shares of Other Common Stock issued or issuable upon exercise or conversion of any Stock Purchase Rights or Convertible Securities issued to, officers, employees, directors or consultants of the Company or any Subsidiary of the Company, other than Affiliates and/or employees of the Bain Investors (except for Frank W. Gay II or Bruce R. Hough), at any time on or after October 28, 1993, (x) up to and not exceeding (A) an aggregate of 2,000 shares of Class P Stock and (B) 33,900 shares of Other Common Stock, in the case of such shares issued or issuable for a consideration less than the Fair Value per share at the time of issuance or grant, and (y) an unlimited number of shares of Other Common Stock, in the case of such shares purchased, issued or issuable for a consideration greater than or equal to the Fair Value per share at the time of purchase, issuance or grant (including, without limitation, 40,000 shares of Other Common Stock issuable upon exercise of the Stock Purchase Rights granted to certain officers and directors of the Company as of November 15, 1994 (including Frank W. Gay II and Bruce R. Hough) and 21,779 shares of Other Common Stock issuable upon exercise of the Stock Purchase Rights granted to W.E. Myers & Company and/or its Affiliates on January 31,
     1995).

          (c) The following additional definition is hereby added to Article I:

     "Excluded Investor Shares" means, collectively, (i) shares of Other Common Stock or Other Non-Voting Common Stock purchased, or (ii) shares of Other Common Stock or Other Non-Voting Common Stock issued or issuable upon exercise or conversion of any Stock Purchase Rights or Convertible Securities issued to Jackson National Life Insurance Company, a Michigan insurance corporation, at any time on or after October 28, 1993, up to and not exceeding an aggregate of 84,309 shares of Other Non-Voting Common Stock or Other Common Stock.

          (d) The defined term "Stockholders Agreement" included in Article I is hereby amended and restated in its entirety:

     "Stockholders Agreement" means that certain Amended and Restated Stockholders Agreement dated as of January 31, 1995 among the Company, Initial Holder, the Bain Capital Investors and certain of the Company's other stockholders, as amended.

          (e) Section 4.2 is hereby amended by amending and restating the initial sentence thereof (preceding subsection (a) thereof) as follows:

     "The number of shares of Class A Non-Voting Stock shall be subject to adjustment from time to time as hereinafter set forth, except with respect to the issuance of Excluded Management Shares and Excluded Investor Shares."

          (f) Subsection 4.2(o)(iv) is hereby amended and restated in its entirety as follows:

     "(iv) the issuance of Excluded Management Shares or Excluded Investor Shares."

          (g) Sections 4.2(b), (c) and (d) are each hereby amended by deleting each reference to "ARTICLE VI" therein and replacing each such reference with "the Stockholders Agreement".

          (h) Section 4.2 is amended by adding Section 4.2(p) thereto:

     "(p) No Adjustments to Original Cost. Anything herein to the contrary notwithstanding, neither an adjustment in the Exercise Price nor an adjustment in the number of shares of Class A Non-Voting Stock issuable upon the exercise of this Warrant shall entitle the holder of any Warrant Share to any increase in the aggregate amount of the Original Cost (as such term is defined in the Company's certificate of incorporation as in effect on

     January 31, 1995) as in effect prior to any such adjustment."

          (i) Sections 4.3, 8.3, 8.5, 8.9 and 9.13, as well as ARTICLE VI, are hereby deleted in their entirety.

          3. Common Stock Warrant Amended. The Common Stock Warrant is hereby amended as follows:

          (a) The second paragraph of the legend is amended and restated in its entirety as follows:

     THIS WARRANT IS SUBJECT TO CERTAIN TRANSFER RESTRICTIONS PURSUANT TO AN AMENDED AND RESTATED STOCKHOLDERS AGREEMENT DATED AS OF JANUARY 31, 1995, AMONG THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND CERTAIN OF THE COMPANY'S STOCKHOLDERS. A COPY OF SUCH STOCKHOLDERS AGREEMENT WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

          (b) The definition of "Excluded Management Shares" included in Article I is hereby amended and restated in its entirety as follows:

     "Excluded Management Shares" means, collectively, (i) shares of Class P Stock and shares of Other Common Stock purchased by, or (ii) shares of Class P Stock and shares of Other Common Stock issued or issuable upon exercise or conversion of any Stock Purchase Rights or Convertible Securities issued to, officers, employees, directors or consultants of the Company or any Subsidiary of the Company, other than Affiliates and/or employees of the Bain Investors (except for Frank W. Gay II or Bruce R. Hough), at any time on or after October 28, 1993, (x) up to and not exceeding (A) an aggregate of 2,000 shares of Class P Stock and (B) 33,900 shares of Other Common Stock, in the case of such shares issued or issuable for a consideration less than the Fair Value per share at the time of issuance or grant, and (y) an unlimited number of shares of Other Common Stock, in the case of such shares purchased, issued or issuable for a consideration greater than or equal to the Fair Value per share at the time of purchase, issuance or grant (including, without limitation, 40,000 shares of Other Common Stock issuable upon exercise of the Stock Purchase Rights granted to certain officers and directors of the Company as of November 15, 1994 (including Frank W. Gay II and Bruce R. Hough) and 21,779 shares of Other Common Stock issuable upon exercise of the Stock Purchase Rights granted to W.E. Myers & Company and/or its Affiliates on January 31, 1995).

          (c) The following additional definition is hereby added to Article I:

     "Excluded Investor Shares" means, collectively, (i) shares of Other Common Stock or Other Non-Voting Common Stock purchased, or (ii) shares of Other Common Stock or Other Non-Voting Common Stock issued or issuable upon exercise or conversion of any Stock Purchase Rights or Convertible Securities issued to Jackson National Life Insurance Company, a Michigan insurance corporation, at any time on or after October 28, 1993, up to and not exceeding an aggregate of 84,309 shares of Other Non-Voting Common Stock or Other Common Stock.

          (d) The defined term "Stockholders Agreement" included in Article I is hereby amended and restated in its entirety:

     "Stockholders Agreement" means that certain Amended and Restated Stockholders Agreement dated as of January 31, 1995 among the Company, Initial Holder, the Bain Capital Investors and certain of the Company's other stockholders, as amended.

          (e) Section 4.2 is hereby amended by amending and restating the initial sentence thereof (preceding subsection (a) thereof) as follows:

     "The number of shares of Class A Non-Voting Stock shall be subject to adjustment from time to time as hereinafter set forth, except with respect to the issuance of Excluded Management Shares and Excluded Investor Shares."

          (f) Subsection 4.2(o)(iv) is hereby amended and restated in its entirety as follows:

     "(iv) the issuance of Excluded Management Shares or Excluded Investor Shares."

          (g) Sections 4.2(b), (c) and (d) are each hereby amended by deleting each reference to "ARTICLE VI" therein and replacing each such reference with "the Stockholders Agreement".

          (h) Sections 4.3, 8.3, 8.5, 8.9 and 9.13, as well as ARTICLE VI, are hereby deleted in their entirety.

          4. Consent and Waiver. Heller hereby consents to, and waives any "Event of Default" (as defined in each of the Warrants) under the Warrants arising by reason of, the issuance by the Company as of October 31, 1994 and November 15, 1994, respectively, to certain management employees (including Frank W. Gay II and Bruce R. Hough) of the Company and its Subsidiaries, of (a) options to purchase 900 shares of the Company's Other Common Stock for a purchase price of $9.00 per share (which options were issued in connection with the Premier One Products, Inc. acquisition), and (b) options to purchase 40,000 shares of the Company's Other Common Stock for a purchase price of $26.00 per share. Heller and the Company hereby agree that such issuances were, for purposes of the Warrants, issuances of Excluded Management Shares and no adjustments shall be made under Article IV of either of the Warrants with respect thereto.

          5.   Miscellaneous.

          (a) This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          (b) Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision hereof shall be held to be prohibited by or invalid or unenforceable in whole or in part under applicable law in any jurisdiction, then such provision shall be ineffective only to the extent of such prohibition, invalidity or unenforceability, without invalidating the remaining provisions of this Amendment.

          (c) This Amendment shall be governed by, and construed under and enforced in accordance with, the internal laws (as opposed to the conflicts of law provisions) and decisions of the State of Illinois.

          (d) This Amendment, taken with the other Loan Documents, constitutes the entire agreement between the parties with respect to the subject matter hereof, and supersedes all prior negotiations, warranties, commitments, offers, letters of interest or intent, proposal letters, contracts, writings or other agreements and understandings with respect thereto.

          (e) No waiver, and no modification or amendment of any provision of this Amendment shall in any event be effective unless specifically made in writing and duly signed by the party to be bound thereby. Any such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (f) This Amendment may be executed in one or more counterparts, and any party to this Amendment may execute and deliver this Amendment by executing and delivering any of such counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same Amendment.

          (g) No failure or delay on the part of any party hereto to exercise any right, power or privilege hereunder or under any instrument executed pursuant hereto shall operate as a waiver nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (h) Section, subsection and paragraph titles, captions and headings herein are inserted only as a matter of convenience and for reference, shall not be deemed to constitute a part hereof, and in no way define, limit, extend or describe the scope of this Amendment or the intent of any provisions hereof.

          (i) Any reference to either of the Warrants contained in any notice, request, certificate or other document shall, after the execution and delivery of this Amendment, be deemed to include this Amendment unless the context shall otherwise specify.

          (j) The parties agree and acknowledge that nothing contained in this Amendment in any manner or respect limits or terminates any of the provisions of the Warrants other than as expressly set forth herein and further agree and acknowledge that the Warrants, as amended hereby, remain and continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto, by their duly authorized officers, have executed this Amendment as of the date first above written.



                                 NUTRACEUTICAL INTERNATIONAL
                                 CORPORATION


                                 By: /s/ Frank W. Gay II
                                     ------------------------------

                                 Title: Chairman
                                       ----------------------------



                                 HELLER FINANCIAL, INC.


                                 By: (signature illegible)
                                     ------------------------------

                                 Title: Vice President
                                       ----------------------------